===============================================================================


                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): October 21, 2002


                       COMDISCO HOLDING COMPANY, INC.
-------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         DELAWARE                      000-499-68                54-2066534
-------------------------------------------------------------------------------
(State or other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                             60018
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

(Registrant's telephone number, including area code)            (847) 698-3000
                                                                ---------------

                                    N/A
-------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)



Item 5.  Other Events.

         On October 23, 2002, Comdisco Holding Company, Inc. issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that, on October 21, 2002, it had redeemed the entire $400 million outstanding principal amount of its Variable Rate Senior Secured Notes due 2004.


Item 7.  Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

     99.1         Press release of Comdisco Holding Company, Inc., dated
                  October 23, 2002



                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMDISCO HOLDING COMPANY, INC.


Dated: October 28, 2002              By:  /s/ Robert E. T. Lackey
                                          ---------------------------
                                          Name:  Robert E. T. Lackey
                                          Title: Executive Vice President, Chief
                                                 Legal Officer and Secretary



                                              EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

     99.1         Press release of Comdisco Holding Company, Inc., dated
                  October 23, 2002